                                                                   Exhibit 99.3

                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                                 THIRD QUARTER
                          ($ in millions)  (unaudited)

                                                     Three Months Ended                Nine Months Ended
                                                       September 30                       September 30
                                                 1996      1995    % Change        1996      1995    % Change
                                                 ----      ----    --------        ----      ----    --------
TOTAL BROADCASTING:
  TV
     Orders                                       169        82       106.1%        583       246       137.0%
     Backlog                                       --        --         N/A          --        --         N/A
     Sales                                        169        82       106.1%        583       246       137.0%
     Operating Profit (Loss)                       47        26        80.8%        191        94       103.2%
     OP (Loss) without Special Items               47        26        80.8%        191        94       103.2%
       OP Margin w/o Special Items               27.8%     31.7%        N/A        32.8%     38.2%        N/A
     Depreciation & Amortization                   11         4       175.0%         36         9       300.0%
     Capital Expenditures                           3         2        50.0%          9         5        80.0%
     EBITDA without Special Items                  58        30        93.3%        227       103       120.4%

  NETWORK
     Orders                                       550        --         N/A       1,997        --         N/A
     Backlog                                       --        --         N/A          --        --         N/A
     Sales                                        550        --         N/A       1,997        --         N/A
     Operating Profit (Loss)                       24        --         N/A         111        --         N/A
     OP (Loss) without Special Items               24        --         N/A         111        --         N/A
       OP Margin w/o Special Items                4.4%      N/A         N/A         5.6%      N/A         N/A
     Depreciation & Amortization                   15        --         N/A          45        --         N/A
     Capital Expenditures                          10        --         N/A          26        --         N/A
     EBITDA without Special Items                  39        --         N/A         156        --         N/A

  RADIO
     Orders                                       136        42       223.8%        402       135       197.8%
     Backlog                                       --        --         N/A          --        --         N/A
     Sales                                        136        42       223.8%        402       135       197.8%
     Operating Profit (Loss)                       42        12       250.0%        109        35       211.4%
     OP (Loss) without Special Items               42        12       250.0%        109        35       211.4%
       OP Margin w/o Special Items               30.9%     28.6%        N/A        27.1%     25.9%        N/A
     Depreciation & Amortization                    8         4       100.0%         26        12       116.7%
     Capital Expenditures                           2         3       -33.3%          4         5       -20.0%
     EBITDA without Special Items                  50        16       212.5%        135        47       187.2%

  OTHER BROADCASTING
     Orders                                        55        42        31.0%        146       119        22.7%
     Backlog                                       --        --         N/A          --        --         N/A
     Sales                                         55        42        31.0%        146       119        22.7%
     Operating Profit (Loss)                      (31)        5      -720.0%       (135)       10     -1450.0%
     OP (Loss) without Special Items              (31)        5      -720.0%        (94)       10     -1040.0%
       OP Margin w/o Special Items              -56.4%     11.9%        N/A       -64.4%      8.4%        N/A
     Depreciation & Amortization                   33         2      1550.0%        102         6      1600.0%
     Capital Expenditures                           5         4        25.0%         18         7       157.1%
     EBITDA without Special Items                   2         7       -71.4%          8        16       -50.0%

TOTAL BROADCASTING
     Orders                                       910       166       448.2%      3,128       500       525.6%
     Backlog                                       --        --         N/A          --        --         N/A
     Sales                                        910       166       448.2%      3,128       500       525.6%
     Operating Profit (Loss)                       82        43        90.7%        276       139        98.6%
     OP (Loss) without Special Items               82        43        90.7%        317       139       128.1%
       OP Margin w/o Special Items                9.0%     25.9%        N/A        10.1%     27.8%        N/A
     Depreciation & Amortization                   67        10       570.0%        209        27       674.1%
     Capital Expenditures                          20         9       122.2%         57        17       235.3%
     EBITDA without Special Items                 149        53       181.1%        526       166       216.9%

                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                                 THIRD QUARTER
                          ($ in millions)  (unaudited)

                                                     Three Months Ended                Nine Months Ended
                                                       September 30                       September 30
                                                 1996      1995    % Change        1996      1995    % Change
                                                 ----      ----    --------        ----      ----    --------
TOTAL POWER SYSTEMS
  ENERGY SYSTEMS
     Orders                                       279       240       16.3%        938       898        4.5%
     Backlog                                    3,292     3,309       -0.5%      3,292     3,309       -0.5%
     Sales                                        280       306       -8.5%        815       922      -11.6%
     Operating Profit (Loss)                       15        13       15.4%         (9)       46     -119.6%
     OP (Loss) without Special Items               15        14        7.1%         23        53      -56.6%
       OP Margin w/o Special Items               5.4%      4.6%        N/A        2.8%      5.7%        N/A
     Depreciation & Amortization                    9        14      -35.7%         33        39      -15.4%
     Capital Expenditures                           5         7      -28.6%         19        20       -5.0%
     EBITDA without Special Items                  24        28      -14.3%         56        92      -39.1%

  POWER GENERATION
     Orders                                       538       621      -13.4%      1,725     1,558       10.7%
     Backlog                                    2,957     2,848        3.8%      2,957     2,848        3.8%
     Sales*                                       527       395       33.4%      1,269     1,157        9.7%
     Operating Profit (Loss)                        5       (23)     121.7%       (240)      (67)    -258.2%
     OP (Loss) without Special Items                5         5       --           (57)      (39)     -46.2%
       OP Margin w/o Special Items                0.9%      1.3%       N/A        -4.5%     -3.4%       N/A
     Depreciation & Amortization                    5        11      -54.5%         28        34      -17.6%
     Capital Expenditures                          20        11       81.8%         32        29       10.3%
     EBITDA without Special Items                  10        16      -37.5%        (29)       (5)    -480.0%

  OTHER POWER SYSTEMS
     Orders                                        (8)       (4)    -100.0%       (122)      (17)    -617.6%
     Backlog                                     (445)     (583)      23.7%       (445)     (583)      23.7%
     Sales                                        (38)      (34)     -11.8%       (125)      (99)     -26.3%
     Operating Profit (Loss)                      (20)      (61)      67.2%       (343)      (92)    -272.8%
     OP (Loss) without Special Items              (20)      (16)     -25.0%        (54)      (47)     -14.9%
       OP Margin w/o Special Items               52.6%     47.1%       N/A        43.2%     47.5%       N/A
     Depreciation & Amortization                   --        --        N/A          --        --        N/A
     Capital Expenditures                          --        --        N/A          --        --        N/A
     EBITDA without Special Items                 (20)      (16)     -25.0%        (54)      (47)     -14.9%

TOTAL POWER SYSTEMS
     Orders                                       809       857       -5.6%      2,541     2,439        4.2%
     Backlog                                    5,804     5,574        4.1%      5,804     5,574        4.1%
     Sales*                                       769       667       15.3%      1,959     1,980       -1.1%
     Operating Profit (Loss)                       --       (71)     100.0%       (592)     (113)    -423.9%
     OP (Loss) without Special Items               --         3     -100.0%        (88)      (33)    -166.7%
       OP Margin w/o Special Items                 --       0.4%       N/A        -4.5%     -1.7%       N/A
     Depreciation & Amortization                   14        25      -44.0%         61        73      -16.4%
     Capital Expenditures                          25        18       38.9%         51        49        4.1%
     EBITDA without Special Items                  14        28      -50.0%        (27)       40     -167.5%

THERMO KING
     Orders                                       213       200        6.5%        745       792       -5.9%
     Backlog                                      135       232      -41.8%        135       232      -41.8%
     Sales                                        237       271      -12.5%        759       828       -8.3%
     Operating Profit (Loss)                       46        45        2.2%        137       136        0.7%
     OP (Loss) without Special Items               46        45        2.2%        137       136        0.7%
       OP Margin w/o Special Items               19.4%     16.6%       N/A        18.1%     16.4%       N/A
     Depreciation & Amortization                    3         5      -40.0%         11        13      -15.4%
     Capital Expenditures                           3         4      -25.0%          9        16      -43.8%
     EBITDA without Special Items                  49        50       -2.0%        148       149       -0.7%

    *First quarter 1996 sales were reduced by a $180 million one-time adjustment to previous accounting for certain long-term contracts.

                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                                 THIRD QUARTER
                          ($ in millions)  (unaudited)

                                                     Three Months Ended                Nine Months Ended
                                                       September 30                       September 30
                                                 1996      1995    % Change        1996      1995    % Change
                                                 ----      ----    --------        ----      ----    --------
  GOVERNMENT OPERATIONS
     Orders                                         1         4      -75.0%          3        16      -81.3%
     Backlog                                       22        57      -61.4%         22        57      -61.4%
     Sales                                         27        38      -28.9%         78        99      -21.2%
     Operating Profit (Loss)                       18        25      -28.0%         49        59      -16.9%
     OP (Loss) without Special Items               18        25      -28.0%         49        59      -16.9%
       OP Margin w/o Special Items               66.7%     65.8%       N/A        62.8%     59.6%       N/A
     Depreciation & Amortization                    1         1       --             3         1      200.0%
     Capital Expenditures                          --        --        N/A           2         1      100.0%
     EBITDA without Special Items                  19        26      -26.9%         52        60      -13.3%

  COMMUNICATIONS & INFORMATION
  SYSTEMS
     Orders                                        78        76        2.6%        234       239       -2.1%
     Backlog                                       83       149      -44.3%         83       149      -44.3%
     Sales                                         83        79        5.1%        251       230        9.1%
     Operating Profit (Loss)                       (6)       --        N/A         (48)        1    -4900.0%
     OP (Loss) without Special Items               (6)        3     -300.0%         (7)        4     -275.0%
       OP Margin w/o Special Items               -7.2%      3.8%       N/A        -2.8%      1.7%       N/A
     Depreciation & Amortization                   10         3      233.3%         29         8      262.5%
     Capital Expenditures                           1         1       --             4         3       33.3%
     EBITDA without Special Items                   4         6      -33.3%         22        12       83.3%

  CORPORATE & OTHER
     Orders                                        17        65      -73.8%         87       312      -72.1%
     Backlog                                       16        66      -75.8%         16        66      -75.8%
     Sales                                         31        85      -63.5%         98       357      -72.5%
     Operating Profit (Loss)                      (56)      (88)      36.4%       (624)     (146)    -327.4%
     OP (Loss) without Special Items              (56)      (49)     -14.3%       (212)     (107)     -98.1%
       OP Margin w/o Special Items             -180.6%    -57.6%       N/A      -216.3%    -30.0%       N/A
     Depreciation & Amortization                    3         8      -62.5%         14        23      -39.1%
     Capital Expenditures                           1         6      -83.3%          4        15      -73.3%
     EBITDA without Special Items                 (53)      (41)     -29.3%       (198)      (84)    -135.7%

  INTERSEGMENT
     Orders                                       (16)      (16)        --         (53)      (55)       3.6%
     Backlog                                       (9)       (9)        --          (9)       (9)        --
     Sales                                        (17)      (22)      22.7%        (53)      (63)      15.9%

TOTAL CONTINUING OPERATIONS
     Orders                                     2,012     1,352       48.8%      6,685     4,243       57.6%
     Backlog                                    6,051     6,069       -0.3%      6,051     6,069       -0.3%
     Sales*                                     2,040     1,284       58.9%      6,220     3,931       58.2%
     Operating Profit (Loss)                       84       (46)     282.6%       (802)       76    -1155.3%
     OP (Loss) without Special Items               84        70       20.0%        196       198       -1.0%
       OP Margin w/o Special Items                4.1%      5.5%       N/A         3.2%      5.0%       N/A
     Depreciation & Amortization                   98        52       88.5%        327       145      125.5%
     Capital Expenditures                          50        38       31.6%        127       101       25.7%
     EBITDA without Special Items                 182       122       49.2%        523       343       52.5%

    *First quarter 1996 sales were reduced by a $180 million one-time adjustment to previous accounting for certain long-term contracts.